SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) April 21, 1999


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




    Delaware                          0-16014                  23-2417713
(State or other             (Commission File Number)         (IRS Employer
jurisdiction of                                           Identification No.)
 incorporation)



                Main at Water Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

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Item 5.  Other Events

         The Registrant made recent announcements, which were the subjects of press releases which are being filed herewith as Exhibits 99.01 and 99.02 under
Item 7.


Item 7.  Financial Statements and Exhibits

Exhibit No.                              Description

99.01 Press Release dated April 21, 1999 announcing that the Registrant is filing supplements to its shelf registration statement with the Securities and Exchange Commission for public offerings of $300,000,000 of Class A common Stock and $200,000,000 of a new series of convertible preferred stock.

99.02 Press Release dated April 21, 1999 announcing a proposed offering of $300,000,000 aggregate principal amount of new Senior Notes due 2009, and that it will be filing a supplement to its shelf registration statement with the Securities and Exchange Commission for the offering of the Senior Notes due 2009.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 22, 1999                      ADELPHIA COMMUNICATIONS CORPORATION

                                  (Registrant)

                                  By:   /s/ Timothy J. Rigas
                                        Timothy J. Rigas
                                        Executive Vice President, Treasurer
                                        and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                              Description

99.01 Press Release dated April 21, 1999 announcing that the Registrant is filing supplements to its shelf registration statement with the Securities and Exchange Commission for public offerings of $300,000,000 of Class A common Stock and $200,000,000 of a new series of convertible preferred stock .

99.02 Press Release dated April 21, 1999 announcing a proposed offering of $300,000,000 aggregate principal amount of new Senior Notes due 2009. and that it will be filing a supplement to its shelf registration statement with the Securities and Exchange Commission for the offering of the Senior Notes due 2009.